UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor  t

Legg Mason

Western Asset

Variable High Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable High Income Portfolio

Portfolio objectives

The Portfolio’s primary objective is high current income. Its secondary objective is capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Variable High Income Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

Legg Mason Western Asset Variable High Income Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason Western Asset Variable High Income Portfolio

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive

Legg Mason Western Asset Variable High Income Portfolio	V

absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period.

The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 12.04% over the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Western Asset Variable High Income Portfolio

Investment commentary (cont’d)

[i]   Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv  Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]  The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi  The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to provide high current income with capital appreciation as a secondary objective. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers and related investments. The Portfolio may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers, including those in emerging market countries. The Portfolio’s investments may be of any maturity or durationi. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or basket of securities, or a market, by investing through the use of instruments such as derivatives.

We attempt to minimize the risk of any individual security by diversifying the Portfolio’s investments across a broad range of issues, industries and maturity dates. In selecting high-yield corporate fixed-income securities, we consider and compare the relative yields of various types of obligations. In selecting securities for the portfolio, we employ a forward-looking strategy as we seek to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

2	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Portfolio overview (cont’d)

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively.

The Barclays Capital U.S. Aggregate Indexiii returned 6.54% for the twelve months ended December 31, 2010. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexiv (the “Index”) returned 14.94%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 16.29% and 14.34%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We increased the Portfolio’s exposure to the Financials sector, moving from an underweight to a neutral position versus the Index. Within the Financials sector, we emphasized banks based on our expectation for improving profits in the industry. Elsewhere, the Fund’s exposures to Utilities and Consumer Noncyclicals1 were reduced to pursue what we felt were more attractive opportunities. We actively participated in the new issuance market by selectively purchasing high-yield corporate bonds from a variety of sectors. While the Portfolio maintained its lower-quality bias versus the Index, we pared our exposure to certain lower-quality CCC-rated securities to capture profits during the fiscal year. We also increased the Portfolio’s exposure to BB-rated bonds, which generated solid results during periods of increased investor risk aversion, to help reduce its overall risk exposure.

Performance review

For the twelve months ended December 31, 2010, Legg Mason Western Asset Variable High Income Portfolio2 returned 16.63%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 14.94% over the same time frame. The Lipper Variable High Current Yield Funds Category Average3 returned 13.61% for the same period.

[1]	Consumer Noncyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 107 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	3

Performance Snapshot as of December 31, 2010
(unaudited)	6 months	12 months
Legg Mason Western Asset Variable High Income Portfolio[1]	11.11%	16.63%
Barclays Capital U.S. High Yield – 2% Issuer Cap Index	10.04%	14.94%
Lipper Variable High Current Yield Funds Category Average[2]	9.80%	13.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2010 was 8.01%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for the Portfolio was 0.75%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Security selection was the largest contributor to the Portfolio’s relative performance during the reporting period. Six of the Portfolio’s ten largest overweight positions outperformed the Index, and we had overweights in eight of the twenty best-performing securities within the benchmark. We were also successful in avoiding many of the worst-performing securities during the reporting period, as eight of our ten largest underweight positions lagged the benchmark. We were also underweight seventeen of the twenty worst-performing securities within the benchmark.

In terms of individual holdings, leading contributors to performance included issues from American International Group Inc. and its aircraft- leasing arm, International Lease Finance Corp., DAE Aviation Holdings Inc., Bank of America Corp. and Citigroup Inc. As we anticipated, AIG’s International Lease Finance freed up collateral by repaying a government loan during the period and the company accessed the capital markets in order to extend its maturity profile. This balance sheet management, combined with stable fundamental results, caused the issuer’s bonds to rally significantly during the period. Additionally, AIG senior debt performed well with positive revenue growth and improvement to its government supported balance sheet. DAE Aviation Holdings, an aircraft maintenance, repair and overhaul company, experienced increased demand for its products and services as global economic conditions improved and airlines looked to maintain

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 119 funds for the six-month period and among the 107 funds for the twelve-month period in the Portfolio’s Lipper category.

4	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Portfolio overview (cont’d)

their existing fleets rather than purchase new airplanes. Bank of America and Citigroup performed well, along with the Banking sub-sector in general, as the federal government’s assistance programs, improving fundamental performance and rising capital rates helped their bonds to rally during the reporting period. In addition, the recently passed financial reform bill was viewed as a positive for the debt of the two issuers. In particular, expectations were that the legislation would reduce the risk associated with large banks’ business models.

The Portfolio’s quality allocation also enhanced results. Relative to the benchmark, our overweight to CCC-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment.

From a sector perspective, our overweight versus the benchmark in Transportation also contributed to performance. The sector performed well as the economy showed signs of improvement during the fiscal year. Finally, moving from a neutral to an underweight exposure versus the benchmark in Consumer Noncyclicals was also additive to results. Sectors more closely tied to the economy generally outperformed Consumer Noncyclicals during the period.

Q. What were the leading detractors from performance?

A. A number of individual holdings negatively impacted results and were the largest detractors from relative results during the period. These included our overweight exposures to issuers Station Casinos Inc., Blockbuster Inc. and Energy Future Holdings Corp. The gaming market suffered deep declines due to the severe economic recession. In addition to this, home prices in the Las Vegas area, as well as construction activity, remained challenged and contributed to the pullback in economic activity. Collectively, this took its toll on the local population of Las Vegas, a market of focus for Station Casinos. Given the deteriorating fundamental results, the firm filed for bankruptcy in July 2009. The company continued to negotiate with lenders and creditors, and unable to reach any agreement, Station Casinos’ bonds moved lower. Poor fundamental results and concerns over Blockbuster’s in-store rental model pressured its first lien-secured bonds during the period. In September 2010, the company filed for bankruptcy. As a result, our holdings detracted from performance as their prices declined in a rising market. We liquidated our position during the period. Utilities company Energy Future Holdings performed poorly as the highly leveraged company has a number of large issues maturing in the coming years. In addition, the issuer was hurt by falling natural gas prices.

Also detracting from performance was our underweight to the Financials sector, as it was the best performing area within the Index during the twelve months ended December 31, 2010. While we increased the Portfolio’s exposure, we had an underweight position in Financials during the majority of the reporting period. The Portfolio’s overweight in Utilities, historically a defensive industry, also detracted from results as more cyclical sectors typically generated superior performance during the reporting period.

Thank you for your investment in Legg Mason Western Asset Variable High Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	5

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 26 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Consumer Discretionary (22.9%), Energy (17.9%), Industrials (13.5%), Financials (10.4%) and Materials (9.7%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii  The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv  The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

6	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives such as forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect current classifications.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
11.11%	$1,000.00	$1,111.10	0.66%	$3.51	5.00%	$1,000.00	$1,021.88	0.66%	$3.36

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 12/31/10	16.63%
Five Years Ended 12/31/10	7.77
Ten Years Ended 12/31/10	6.94

Cumulative total return[1]
12/31/00 through 12/31/10	95.65%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	9

Historical performance

Value of $10,000 invested in

Legg Mason Western Asset Variable High Income Portfolio vs. Barclays Capital U.S. High Yield — 2% Issuer Cap Index† — December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset Variable High Income Portfolio on December 31, 2000, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCGHYI	— Barclays Capital U.S. Corporate High Yield -2% Issuer Cap Index
EM	— Emerging Market
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA HY Income Portfolio	— Legg Mason Western Asset High Yield Income Portfolio
Non $	— Non-U.S. Dollar

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCGHYI	— Barclays Capital U.S. Corporate High Yield -2% Issuer Cap Index
EM	— Emerging Market
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA HY Income Portfolio	— Legg Mason Western Asset High Yield Income Portfolio
Non$	— Non-U.S. Dollar

12	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Schedule of investments

December 31, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 88.6%
Consumer Discretionary — 21.0%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	$100,000	$144,989	(a)
Automobiles — 1.8%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,370,000	1,724,899
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	1,320,000	478,500	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	1,990,000	681,575	(b)
Total Automobiles				2,884,974
Diversified Consumer Services — 1.7%
Realogy Corp., Senior Notes	10.500%	4/15/14	1,090,000	1,076,375
Service Corp. International, Senior Notes	7.500%	4/1/27	110,000	105,875
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000	577,200
Stonemor Operating LLC/Cornerstone Family Services of WV / Osiris Holding, Senior Notes	10.250%	12/1/17	800,000	846,000
Total Diversified Consumer Services				2,605,450
Hotels, Restaurants & Leisure — 7.2%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	180,000	178,650	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	240,000	216,600
CCM Merger Inc., Notes	8.000%	8/1/13	855,000	835,762	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	640,000	634,400	(a)
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	170,000	172,550	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	825,000	672,375
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	315,000	322,875
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	1,253,000	1,055,652
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	824,000	793,100
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	600,000	678,000
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,460,000	768,325	(b)(c)(i)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	310,000	305,350	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	420,000	450,450
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	100,000	107,250	(a)
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	710,000	709,290
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	40,000	37,100
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000	101,475
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,270,000	1,066,800
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	110,000	68,475
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	420,000	434,700	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	13

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	$810,000	$948,712
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	120,000	120,900
Sbarro Inc., Senior Notes	10.375%	2/1/15	640,000	291,200
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	390,000	335,400	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	20,000	19,100	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	495,000	50	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,005,000	101	(b)(c)
Total Hotels, Restaurants & Leisure				11,324,642
Household Durables — 0.4%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	640,000	624,000	(a)
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	410,000	463,300
QVC Inc., Senior Secured Notes	7.375%	10/15/20	685,000	720,963	(a)
Total Internet & Catalog Retail				1,184,263
Media — 4.7%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	240,000	237,000	(a)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	70,000	75,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	700,000	728,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	550,000	581,625
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	305,000	316,437	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	720,000	763,200	(a)
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	270,000	306,450
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	41,600
DISH DBS Corp., Senior Notes	7.875%	9/1/19	220,000	231,000
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	160,000	166,000
EN Germany Holdings BV, Senior Secured Notes	10.750%	11/15/15	460,000	622,382	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	1,470,000	1,528,800	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	630,000	641,025	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	620,000	654,100	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	260,000	286,000	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	210,000	224,700
Total Media				7,403,569

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	$765,000	$738,225
Specialty Retail — 2.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	1,035,000	1,077,694
American Greetings Corp., Senior Notes	7.375%	6/1/16	100,000	100,125
American Greetings Corp., Senior Notes	7.375%	6/1/16	90,000	90,113
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	210,000	210,525	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	320,000	350,400
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	1,190,000	1,184,050
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	770,000	815,237	(a)
Total Specialty Retail				3,828,144
Textiles, Apparel & Luxury Goods — 1.5%
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	500,000	533,750
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	590,000	618,025	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	945,000	1,065,487
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	180,000	192,150
Total Textiles, Apparel & Luxury Goods				2,409,412
Total Consumer Discretionary				33,147,668
Consumer Staples — 1.4%
Food Products — 1.2%
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	260,000	271,700	(a)
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	450,000	516,883
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	260,000	304,525
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	440,000	471,900	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	220,000	254,650	(a)
Total Food Products				1,819,658
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	332,000	341,960
Total Consumer Staples				2,161,618
Energy — 17.4%
Energy Equipment & Services — 2.8%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	705,000	786,075
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	250,000	260,000
Frac Tech Services LLC/Frac Tech Finance Inc., Senior Notes	7.125%	11/15/18	400,000	407,000	(a)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	490,000	499,800
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	585,000	487,013	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	735,000	779,100
Parker Drilling Co., Senior Notes	9.125%	4/1/18	540,000	567,000

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	15

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services —continued
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	$370,000	$377,400	(a)
Trinidad Drilling Ltd., Senior Notes	7.875%	1/15/19	200,000	203,000	(a)
Total Energy Equipment & Services				4,366,388
Oil, Gas & Consumable Fuels — 14.6%
Alta Mesa Holdings/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	170,000	165,962	(a)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,330,000	1,276,800
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	440,000	507,100
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	270,000	274,050	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	710,000	702,900
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	115,000	117,588
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	340,000	372,300
Concho Resources Inc., Senior Notes	7.000%	1/15/21	430,000	441,825
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	450,000	488,250	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	1,008,312	937,730	(a)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	330,000	355,162
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	513,390
El Paso Corp., Medium-Term Notes	8.050%	10/15/30	1,500,000	1,529,389
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	470,000	486,450
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	475,000	510,600	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	175,000	181,813	(d)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	890,000	876,650
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	7.875%	12/15/18	60,000	59,850	(a)
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	340,000	344,250	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	350,000	379,750
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	500,000	541,250	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	230,000	236,900	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	420,000	422,100
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	695,000	733,225	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	1,040,000	1,133,600	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	420,000	423,150	(a)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	150,000	150,750	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	170,000	120,913

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	$260,000	$186,550
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	540,000	544,050
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	290,000	323,350
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	590,000	643,100
Petrohawk Energy Corp., Senior Notes	7.875%	6/1/15	160,000	167,400
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	390,000	360,750	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	240,000	213,600	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	465,000	521,962
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	430,000	473,000
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	153,650	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	785,000	918,450
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	90,000	99,225
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	470,000	478,225
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	445,000	457,794	(e)
Stone Energy Corp., Senior Subordinated Notes	6.750%	12/15/14	1,450,000	1,421,000
Teekay Corp., Senior Notes	8.500%	1/15/20	695,000	760,156
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	567,000	645,700	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	410,000	416,150
Total Oil, Gas & Consumable Fuels				23,067,809
Total Energy				27,434,197
Financials — 8.1%
Commercial Banks — 2.6%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	320,000	271,784
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	190,000	192,613	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	100,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	2,003,851	2,013,870
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000	309,750	(a)(d)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	520,000	523,900
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	350,000	357,000
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	260,000	282,827	(d)(f)
Total Commercial Banks				4,052,494

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	17

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — 2.3%
Ally Financial Inc., Debentures	0.000%	6/15/15	$1,540,000	$1,139,600
Ally Financial Inc., Notes	6.250%	12/1/17	370,000	370,463	(a)
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	510,000	462,415
Ally Financial Inc., Senior Notes	8.300%	2/12/15	80,000	88,200
Ally Financial Inc., Senior Notes	7.500%	9/15/20	500,000	526,875	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	375,233
SLM Corp., Medium-Term Notes	8.000%	3/25/20	440,000	446,840
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	215,000	223,770
Total Consumer Finance				3,633,396
Diversified Financial Services — 3.0%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	260,000	289,900	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	420,000	452,025
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	100,000	104,875
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	820,000	844,600
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	600,000	606,000
International Lease Finance Corp., Notes	5.875%	5/1/13	180,000	182,925
International Lease Finance Corp., Senior Notes	6.625%	11/15/13	70,000	71,838
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	120,000	129,000	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	1,210,000	1,311,337
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	500,000	510,000
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	180,000	187,200	(a)
Total Diversified Financial Services				4,689,700
Insurance — 0.2%
American International Group Inc., Senior Notes	6.400%	12/15/20	310,000	325,854
Total Financials				12,701,444
Health Care — 4.2%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	200,000	219,500
Biomet Inc., Senior Notes	11.625%	10/15/17	150,000	166,500
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	60,000	65,850	(e)
Total Health Care Equipment & Supplies				451,850
Health Care Providers & Services — 3.9%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	410,000	422,300	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,460,000	1,470,950
Fresenius US Finance II Inc., Senior Notes	9.000%	7/15/15	590,000	678,500	(a)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	760,000	761,900	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	9.625%	11/15/16	$531,000	$570,161	(e)
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	180,000	180,900	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	694,000	787,690
Universal Hospital Services Inc., Senior Secured Notes	3.834%	6/1/15	370,000	340,400	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	245,000	252,963	(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	170,000	210,375
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	405,000	417,150
Total Health Care Providers & Services				6,093,289
Total Health Care				6,545,139
Industrials — 12.3%
Aerospace & Defense — 1.6%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	715,000	754,325
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	370,000	411,625
Triumph Group Inc., Senior Notes	8.625%	7/15/18	610,000	669,475
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	750,000	733,125	(a)
Total Aerospace & Defense				2,568,550
Airlines — 2.6%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	825,334	825,334
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	580,000	600,300	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,520,000	1,580,800	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	88,530	91,629
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	179,127	182,710
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	207,413	227,117
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	220,000	240,625	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	350,000	378,875	(a)
Total Airlines				4,127,390
Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	291,200	163,072	(a)(c)
USG Corp., Senior Notes	8.375%	10/15/18	110,000	108,350	(a)
Total Building Products				271,422
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	615,000	694,950
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	840,000	862,050	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	430,000	452,575	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	19

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — continued
Garda World Security Corp., Senior Notes	9.750%	3/15/17	$260,000	$280,150	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	595,000	627,725
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	225,000	254,250	(a)
Total Commercial Services & Supplies				3,171,700
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	450,000	418,500	(a)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	510,000	471,750	(a)
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	260,000	284,700
Marine — 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	820,000	842,550	(a)
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	760,000	619,400	(a)(b)
Total Marine				1,461,950
Road & Rail — 2.6%
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	668,000	645,148	(a)(g)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,555,000	1,691,062
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	65,000	77,675
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	45,000	48,600
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	850,000	847,875	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	679,000	749,446
Total Road & Rail				4,059,806
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	275,000	288,063	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	185,000	192,631	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	345,000	353,625
Total Trading Companies & Distributors				834,319
Transportation — 1.1%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000	989,625	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	730,000	744,600	(a)
Total Transportation				1,734,225
Total Industrials				19,404,312
Information Technology — 3.5%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,130,000	1,276,900	(a)

See Notes to Financial Statements.

20	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
IT Services — 1.6%
Ceridian Corp., Senior Notes	12.250%	11/15/15	$553,800	$562,107	(e)
First Data Corp., Senior Notes	9.875%	9/24/15	840,000	804,300
First Data Corp., Senior Notes	10.550%	9/24/15	727,250	692,706	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	160,000	158,800
Interactive Data Corp., Senior Notes	10.250%	8/1/18	300,000	327,375	(a)
Total IT Services				2,545,288
Semiconductors & Semiconductor Equipment — 1.0%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	240,000	250,200
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	60,000	65,700	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	300,000	331,500	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	840,000	888,300
Spansion LLC, Senior Notes	7.875%	11/15/17	80,000	79,600	(a)
Total Semiconductors & Semiconductor Equipment				1,615,300
Software — 0.1%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	60,000	61,875	(a)
Total Information Technology				5,499,363
Materials — 9.2%
Chemicals — 3.6%
Ashland Inc., Senior Notes	9.125%	6/1/17	1,140,000	1,319,550
CF Industries Inc., Senior Notes	6.875%	5/1/18	70,000	75,075
CF Industries Inc., Senior Notes	7.125%	5/1/20	300,000	329,250
FMC Finance III SA, Senior Notes	6.875%	7/15/17	280,000	298,200
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	440,000	479,600	(a)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	320,000	339,200	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	410,000	438,187	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	349,000	506,010	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	341,000	378,084	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	378,988	431,099
Solutia Inc., Senior Notes	8.750%	11/1/17	365,000	401,500
Solutia Inc., Senior Notes	7.875%	3/15/20	430,000	462,250
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	270,000	283,500	(a)
Total Chemicals				5,741,505
Containers & Packaging — 2.1%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	750,000	783,750	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	269,933	(a)
Ball Corp., Senior Notes	6.625%	3/15/18	110,000	112,475
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	370,000	372,775

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	21

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — continued
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	$600,000	$0	(b)(c)(g)(i)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	660,000	687,225	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	180,000	184,050	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	125,000	131,250
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	740,000	775,150	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	40,000	41,900	(a)(c)
Total Containers & Packaging				3,358,508
Metals & Mining — 1.4%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	460,000	480,700	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	270,000	271,350	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	270,000	278,100	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	690,000	719,325	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	1,040,000	470,600
Total Metals & Mining				2,220,075
Paper & Forest Products — 2.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,151,000	926,555	(a)
Boise Cascade LLC, Senior Subordinated Notes, Series B	7.125%	10/15/14	250,000	245,625
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	60,000	68,025	(a)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	180,000	184,950
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	865,000	817,425
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	945,000	1,041,862
Total Paper & Forest Products				3,284,442
Total Materials				14,604,530
Telecommunication Services — 7.1%
Diversified Telecommunication Services — 4.0%
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	320,000	308,000
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	55,650
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	420,000	42	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	680,000	717,400	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	325,000	344,500
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	90,000	97,425
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	800,000	866,000
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	100,000	99,750

See Notes to Financial Statements.

22	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	$270,000	$260,550
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	170,000	183,600	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	630,000	672,525
West Corp., Senior Notes	8.625%	10/1/18	450,000	479,250	(a)
West Corp., Senior Notes	7.875%	1/15/19	630,000	642,600	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	190,000	215,175	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	270,000	275,400	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	587,877	684,877	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	80,000	84,600
Windstream Corp., Senior Notes	7.750%	10/15/20	270,000	279,450
Total Diversified Telecommunication Services				6,266,794
Wireless Telecommunication Services — 3.1%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	380,000	396,150
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	700,000	702,625
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	600,000	637,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,700,000	1,725,500
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	515,000	534,312	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	860,000	928,800	(a)
Total Wireless Telecommunication Services				4,924,887
Total Telecommunication Services				11,191,681
Utilities — 4.4%
Electric Utilities — 0.4%
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	560,000	560,000	(a)
Gas Utilities — 0.6%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	260,000	254,800	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	149,583
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	440,000	471,900
Total Gas Utilities				876,283
Independent Power Producers & Energy Traders — 3.4%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	120,000	122,100	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	930,000	920,700	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	131,600
Edison Mission Energy, Senior Notes	7.625%	5/15/27	140,000	101,850
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	716,842	433,690	(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	749,000	776,168

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	23

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Independent Power Producers & Energy Traders — continued
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	$710,000	$759,700	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,295,000	1,282,050
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	204,602	227,108
NRG Energy Inc., Senior Notes	7.375%	1/15/17	620,000	640,150
Total Independent Power Producers & Energy Traders				5,395,116
Total Utilities				6,831,399
Total Corporate Bonds & Notes (Cost — $135,660,891)				139,521,351
Collateralized Senior Loans — 3.6%
Consumer Discretionary — 0.9%
Auto Components — 0.1%
Allison Transmission Inc., Term Loan B	3.020-3.040%	8/7/14	124,877	122,275	(h)
Diversified Consumer Services — 0.7%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	1,095,625
Specialty Retail — 0.1%
Michaels Stores Inc., Term Loan B2	4.813%	7/31/16	255,025	255,412	(h)
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Co., Term Loan	0.000%	2/15/12	565,534	0	(b)(c)(g)(h)
Total Consumer Discretionary				1,473,312
Energy — 0.4%
Energy Equipment & Services — 0.4%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	1,146,850	547,621	(c)(h)
Industrials — 0.4%
Aerospace & Defense — 0.4%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.289%	3/26/14	42,426	37,267	(h)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.261-2.303%	3/26/14	707,805	621,731	(h)
Total Industrials				658,998
Telecommunication Services — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	970,000	984,550	(g)(h)
Utilities — 1.3%
Independent Power Producers & Energy Traders — 1.3%
Energy Future Holdings, Term Loan B3	3.764%	10/10/14	2,711,845	2,097,520	(h)
Total Collateralized Senior Loans (Cost — $7,141,264)				5,762,001

See Notes to Financial Statements.

24	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes — 0.8%
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	$1,245,000	$1,153,181
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc., Series Unit	6.500%	6/30/29	140,000	117,600
Total Convertible Bonds & Notes (Cost — $1,242,833)				1,270,781
Sovereign Bonds — 0.3%
Russia — 0.3%
Russian Federation (Cost — $417,752)	7.500%	3/31/30	384,850	446,041	(a)

			Shares
Common Stocks — 1.6%
Consumer Discretionary — 1.0%
Media — 1.0%
Charter Communications Inc.			36,112	1,406,201	*(g)
Charter Communications Inc., Class A Shares			7,285	283,678	*
Total Consumer Discretionary				1,689,879
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			3,842	104,399	*
Industrials — 0.1%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			90	40,504	(c)(g)
Nortek Inc.			1,386	49,913	*
Total Industrials				90,417
Materials — 0.4%
Chemicals — 0.4%
Georgia Gulf Corp.			10,999	264,636	*
LyondellBasell Industries NV, Class A Shares			11,229	386,278	*
Total Materials				650,914
Total Common Stocks (Cost — $1,555,669)				2,535,609
Convertible Preferred Stocks — 0.8%
Financials — 0.8%
Diversified Financial Services — 0.8%
Bank of America Corp. (Cost — $1,273,323)	7.250%		1,270	1,215,352

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	25

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Shares	Value
Preferred Stocks — 1.5%
Financials — 1.5%
Commercial Banks — 0.1%
Banesto Holdings Ltd.	10.500%		10,000	$235,625	(a)
Diversified Financial Services — 1.4%
Citigroup Capital XII, Junior Subordinated Notes	8.500%		53,525	1,416,272	(d)
Citigroup Capital XIII, Junior Subordinated Notes	7.875%		27,825	748,771	*(d)
Total Diversified Financial Services				2,165,043
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		16,625	9,310	*(d)
Total Preferred Stocks (Cost — $2,732,651)				2,409,978

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	714	7	*(c)(g)
Charter Communications Inc.		11/30/14	1,160	5,771	*
Jack Cooper Holdings Corp.		12/15/17	668	16,700	*(g)
Nortek Inc.		12/7/14	3,306	23,145	*(c)(g)
SemGroup Corp.		11/30/14	4,045	18,201	*(c)
Turbo Beta Ltd.		11/1/14	1	0	*(c)(g)
Total Warrants (Cost — $44,477)				63,824
Total Investments before Short-Term Investments (Cost — $150,068,860)				153,224,937

		Maturity Date	Face Amount
Short-term Investments — 1.0%
Repurchase Agreements — 1.0%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity — $1,524,015; (Fully collateralized by U.S. government agency obligations, 3.200% due 9/21/20; Market value — $1,555,404) (Cost — $1,524,000)	0.120%	1/3/11	$1,524,000	1,524,000
Total Investments — 98.2% (Cost — $151,592,860#)				154,748,937
Other Assets in Excess of Liabilities — 1.8%				2,777,607
Total Net Assets — 100.0%				$157,526,544

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is in default as of December 31, 2010.

(c)	Illiquid security (unaudited).

See Notes to Financial Statements.

26	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable High Income Portfolio

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	The maturity principal is currently in default as of December 31, 2010.

#	Aggregate cost for federal income tax purposes is $151,791,442.

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	27

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $151,592,860)	$154,748,937
Foreign currency, at value (Cost — $30,593)	30,588
Cash	835
Dividends and interest receivable	3,111,090
Unrealized appreciation on forward foreign currency contracts	33,136
Receivable for securities sold	9,206
Prepaid expenses	3,131
Other receivable	149
Total Assets	157,937,072

Liabilities:
Payable for Portfolio shares repurchased	215,844
Investment management fee payable	78,949
Trustees’ fees payable	954
Accrued expenses	114,781
Total Liabilities	410,528
Total Net Assets	$157,526,544

Net Assets:
Par value (Note 5)	$265
Paid-in capital in excess of par value	192,097,486
Overdistributed net investment income	(243,492)
Accumulated net realized loss on investments and foreign currency transactions	(37,517,172)
Net unrealized appreciation on investments and foreign currencies	3,189,457
Total Net Assets	$157,526,544

Shares Outstanding	26,470,336

Net Asset Value	$5.95

See Notes to Financial Statements.

28	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$15,463,899
Dividends	255,325
Total Investment Income	15,719,224

Expenses:
Investment management fee (Note 2)	959,832
Shareholder reports	59,254
Audit and tax	33,300
Legal fees	11,949
Transfer agent fees	8,209
Custody fees	5,521
Insurance	4,791
Trustees’ fees	599
Miscellaneous expenses	2,850
Total Expenses	1,086,305
Less: Compensating balance arrangements (Note 1)	(138)
Net Expenses	1,086,167
Net Investment Income	14,633,057

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	914,439
Foreign currency transactions	16,411
Net Realized Gain	930,850
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,999,579
Foreign currencies	33,374
Change in Net Unrealized Appreciation (Depreciation)	9,032,953
Net Gain on Investments and Foreign Currency Transactions	9,963,803
Proceeds from Settlement of a Regulatory Matter (Note 7)	8,502
Increase in Net Assets from Operations	$24,605,362

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	29

Statements of changes in net assets

For the Year Ended December 31, 2010, the Period Ended December 31, 2009 and the Year Ended October 31, 2009	2010	2009†	2009
Net investment income	$14,633,057	$3,179,741	$17,029,177
Net realized gain (loss)	930,850	(3,986,268)	(20,382,707)
Change in net unrealized appreciation (depreciation)	9,032,953	8,339,625	55,675,644
Proceeds from settlement of a regulatory matter (Note 7)	8,502	—	—
Increase in Net Assets From Operations	24,605,362	7,533,098	52,322,114

Distributions to Shareholders From (Note 1):
Net investment income	(14,750,016)	(16,300,024)	(19,000,023)
Decrease in Net Assets From Distributions to Shareholders	(14,750,016)	(16,300,024)	(19,000,023)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	1,399,288	524,010	1,218,064
Reinvestment of distributions	14,750,016	16,300,024	19,000,023
Cost of shares repurchased	(32,352,986)	(4,886,339)	(28,533,459)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(16,203,682)	11,937,695	(8,315,372)
Increase (Decrease) in Net Assets	(6,348,336)	3,170,769	25,006,719

Net Assets:
Beginning of year	163,874,880	160,704,111	135,697,392
End of year*	$157,526,544	$163,874,880	$160,704,111
* Includes undistributed (overdistributed) net investment income, respectively of:	$(243,492)	$(342,533)	$12,736,856

†	For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

30	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2010	2009[1]	2009[2]	2008[2]	2007[2]	2006[2,3]

Net asset value, beginning of year	$5.63	$5.97	$4.91	$ 7.50	$7.66	$7.61

Income (loss) from operations:
Net investment income	0.61	0.13	0.65	0.69	0.61	0.61
Net realized and unrealized gain (loss)	0.32	0.15	1.12	(2.62)	(0.17)	0.06
Total income (loss) from operations	0.93	0.28	1.77	(1.93)	0.44	0.67

Less distributions from:
Net investment income	(0.61)	(0.62)	(0.71)	(0.66)	(0.60)	(0.62)
Total distributions	(0.61)	(0.62)	(0.71)	(0.66)	(0.60)	(0.62)

Net asset value, end of year	$5.95	$5.63	$5.97	$4.91	$7.50	$7.66
Total return[4]	16.63%	4.75%	45.22%	(28.03)%	5.98%[5]	9.37%

Net assets, end of year (millions)	$158	$164	$161	$136	$251	$274

Ratios to average net assets:
Gross expenses	0.68%	0.77%[6]	0.75%	0.75%	0.69%[7]	0.67%
Net expenses[8]	0.68 [9]	0.77 [6,9]	0.75 [9]	0.75 [10]	0.68 [7,10]	0.67 [10]
Net investment income	9.15	11.80 [6]	12.46	9.13	7.69	7.62

Portfolio turnover rate	97%	13%	67%	51%	61%	73%

[1]	For the period November 1, 2009 through December 31, 2009.

[2]	For the year ended October 31.

[3]	Represents a share of capital stock outstanding prior to April 30, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes a gain from settlement of a security litigation. Without this gain, the total return would have been 5.69%.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

32	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$138,876,203	$645,148	$139,521,351
Collateralized senior loans	—	4,777,451	984,550	5,762,001
Convertible bonds & notes	—	1,270,781	—	1,270,781
Sovereign bonds	—	446,041	—	446,041
Common stocks	$1,088,904	1,406,201	40,504	2,535,609
Convertible preferred stocks	1,215,352	—	—	1,215,352
Preferred stocks	2,174,353	235,625	—	2,409,978
Warrants	5,771	18,201	39,852	63,824
Total long-term investments	$4,484,380	$147,030,503	$1,710,054	$153,224,937
Short-term investments†	—	1,524,000	—	1,524,000
Total investments	$4,484,380	$148,554,503	$1,710,054	$154,748,937
Other financial instruments:
Forward foreign currency contracts	—	33,136	—	33,136
Total	$4,484,380	$148,587,639	$1,710,054	$154,782,073

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	33

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Asset- Backed Securities
Balance as of December 31, 2009	$1,068,707	—	$0	*
Accrued premiums/discounts	100,638	$462	—
Realized gain(loss)[1]	(734,905)	—	(1,559,726)
Change in unrealized appreciation (depreciation)[2]	818,911	20,538	1,559,726
Net purchases (sales)	(608,203)	963,550	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of December 31, 2010	$645,148	$984,550	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$(16,781)	$20,538	—

Investments in Securities	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of December 31, 2009	$92,219	—	$42,156	$1,203,082
Accrued premiums/discounts	—	—	—	101,100
Realized gain(loss)[1]	—	$(23,000)	(54,863)	(2,372,494)
Change in unrealized appreciation (depreciation)[2]	52,684	23,000	70,760	2,545,619
Net purchases (sales)	—	—	—	355,347
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(104,399)	—	(18,201)	(122,600)
Balance as of December 31, 2010	$40,504	—	$39,852	$1,710,054
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$40,504	—	$15,896	$60,157

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio enters into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the

34	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Portfolio enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	35

foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

36	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

(j) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$4,504,039	$(4,504,039)
(b)	$207,498	(207,498)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	37

As of December 31, 2010, the Portfolio did not have any open derivative transactions with credit related contingent features in a net liability position.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$150,232,740	$515,220
Sales	168,375,965	521,867

38	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,104,422
Gross unrealized depreciation	(9,146,927)
Net unrealized appreciation	$2,957,495

At December 31, 2010, the Portfolio had the following open forward foreign cur rency contracts:
Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	350,000	$467,658	2/14/11	$2,276
Contracts to Sell:
Euro	Citibank N.A.	346,882	463,491	2/14/11	8,580
Euro	Citibank N.A.	450,000	601,275	2/14/11	15,335
Euro	Royal Bank of Scotland PLC	350,000	467,658	2/14/11	6,945
					30,860
Net unrealized gain on open forward foreign currency contracts					$33,136

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$33,136

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$44,096

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$33,136

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	39

During the year ended December 31, 2010, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$70,911
Forward foreign currency contracts (to sell)	584,878

5. Shares of beneficial interest

At December 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2010	Period Ended December 31, 2009†	Year Ended October 31, 2009
Shares sold	229,342	88,061	247,306
Shares issued on reinvestment	2,495,773	2,910,718	5,177,118
Shares repurchased	(5,357,818)	(815,904)	(6,132,756)
Net increase (decrease)	(2,632,703)	2,182,875	(708,332)

†	For the period November 1, 2009 through December 31, 2009.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2010, the fiscal period ended December 31, 2009 and the fiscal year ended October 31, 2009 were as follows:

	December 31, 2010	December 31, 2009†	October 31, 2008
Distributions Paid From:
Ordinary income	$14,750,016	$16,300,024	$19,000,023

†	For the period November 1, 2009 through December 31, 2009.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$200,634
Capital loss carryforward*	(36,513,582)
Other book/tax temporary differences(a)	(1,249,134)
Unrealized appreciation (depreciation)(b)	2,990,875
Total accumulated earnings (losses) — net	$(34,571,207)

*	As of December 31, 2010, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$(12,948,815)
12/31/2016	(20,466,624)
12/31/2018	(3,098,143)
$(36,513,582)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses

40	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for the tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	41

be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Portfolio has received $8,502, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive

42	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as

CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	43

Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of

44	Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolio, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Legg Mason Western Asset Variable High Income Portfolio 2010 Annual Report	45

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Variable High Income Portfolio, a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from November 1, 2009 to December 31, 2009, and the year ended October 31, 2009, and the financial highlights for the year then ended, the period from November 1, 2009 to December 31, 2009, and each of the years in the four-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable High Income Portfolio as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2011

46	Legg Mason Western Asset Variable High Income Portfolio

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable High Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement

Legg Mason Western Asset Variable High Income Portfolio	47

and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadvisers’ risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

48	Legg Mason Western Asset Variable High Income Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as high current yield funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3- and 5- periods ended June 30, 2010 was above the median, and that the performance for the 10-year period ended June 30, 2010 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as high current yield funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were

Legg Mason Western Asset Variable High Income Portfolio	49

slightly below the median. The Board noted that the Fund’s actual total expense ratio was slightly below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that, although the Fund does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds in the expense group at all asset levels and that the Actual Management Fee is slightly below the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

50	Legg Mason Western Asset Variable High Income Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable High Income Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and Officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Variable High Income Portfolio	51

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

52	Legg Mason Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Variable High Income Portfolio	53

Independent Trustees cont’d
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

54	Legg Mason Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of portfolios in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Variable High Income Portfolio	55

Additional Officers cont’d
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

56	Legg Mason Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

57	Legg Mason Western Asset Variable High Income Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	6/17/2010	12/21/2010
Payable date:	6/18/2010	12/22/2010
Dividends qualifying for the dividends
received deduction for corporations	0.77%	0.69%

Please retain this information for your records.

Legg Mason Western Asset

Variable High Income Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Western Asset Variable High Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable High Income Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-887-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-887-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable High Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010544 2/11 SR11-1298

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $141,650 in 2009 and $112,300 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2009 and $15,600 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: February 24, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer
Legg Mason Partners Variable Income Trust

Date: February 24, 2011